NUVEEN Exchange-Traded Funds

November 30, 1998

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NIM
Select Maturities

Photo of: Couple Canoeing

Highlights
As of November 30, 1998

Credit Quality                     Performance Highlights
================================================================================

Nuveen Select Maturities Municipal Fund (NIM)
                                   o Competitive taxable equivalent yield of
                                     7.28% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable equivalent total return
                                     on share price of 15.13% for investors in the 31% federal income tax bracket
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*


Pie Chart:
AAA/U.S.Guaranteed         39%
AA                         25%
A                          14%
BBB/NR                     22%



   Contents
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 Performance Overview
 6 Portfolio of Investments
10 Statement of Net Assets
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Notes to Financial Statements
17 Financial Highlights
20 Building Better Portfolios
21 Fund Information

* Overall rating within the municipal bond category for the period ended November 30, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NIM received 3 stars for the three-year period and 4 stars for the five-year period, respectively. The top 10% of the funds in an investment class receive 5 stars, and the next 22.5% receive 4 stars. The funds were rated among 195 funds for the three-year period, 191 funds for the five-year period, and 21 funds for the 10-year period.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Select Maturities Municipal Fund has continued to perform well, meeting its primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market in fixed-income securities, bolstered by investor demand for quality investments, benefited this fund and led to an increase in share price. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's munici pal bond funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. This fund continued to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the fund has generally maintained a good level of call protection, resulting in a relatively stable income stream.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment statistics, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.


Municipal Bonds:  A Compelling Value
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to Treasury yields stood at more than 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has been as high as 104%. For investors, this means that quality long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

The steep decline in Treasury yields during the past year was due to several factors, including the strong interest in these investments by international investors. As the financial turmoil in Asia spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. Compounding this situation was the shortage of Treasury issues brought about by the federal budget surplus, which reversed the multi-billion dollar deficits of the past few years and reduced the federal government's need to issue bonds. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first 11 months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total municipal issuance, this put 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy produced improvements in the fundamental financial health of many municipalities and boosted the over all credit quality of municipal bonds. In the third quarter of 1998, issues upgraded by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), a group of managers who are experts in their particular areas of the market, to provide time-tested experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on other Premier Advisers to share their expertise in the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services, Inc. for equity growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a nationally respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999



Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Select Maturities Municipal Fund (NIM)
Portfolio Manager's Comments
Ted Neild, Managing Director of Nuveen's portfolio management team and portfolio manager of the Select Maturities Fund, discusses the municipal market, fund performance, and key investment strategies for the fund. Ted, a 10-year veteran of Nuveen, has managed the Select Maturities fund since its inception in September 1992.


What factors have influenced the municipal market over the past year?
In recent months, we have seen an acceleration of trends that has been apparent in the fixed-income markets over the past year: declining interest rates and the increased ratio of municipal to Treasury yields. The primary cause in both cases was heightened concern about the condition of the global financial system.
While the U.S. economy continued to exhibit growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.


How have these factors affected the issuance of municipal bonds?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Total issuance for the first 11 months of 1998 was over $255 billion, which was up 28.4% over the same period in 1997. In terms of total issuance, this puts 1998 on pace to be the second largest year on record behind only 1993's totals.

Among the most notable new bonds issued were the $7 billion Long Island Power Authority (LIPA) offerings. The first installment of $3.5 billion represented the largest single issue in the history of the municipal market. Increased municipal supply has been met with increasing investor demand, due to volatility in the equity markets and the attractiveness of munici pals relative to other fixed-income investments.

How did the fund perform over the past year?
The objective of the Nuveen Select Maturities Municipal Fund (NIM) is to invest in bonds with intermediate maturities that will provide the highest possible yields and total returns consistent with the lower risk profile of an inter mediate fund. For the 12 month period ended November 30, 1998, NIM produced a total return on net asset value of 6.48%, providing a taxable-equivalent return of 8.83% for investors in the 31% federal income tax bracket. The fund's success in focusing on the dual objectives of risk-adjusted performance and low volatility was recognized with a four-star rating from Morningstar*. In contrast, the fund's lower risk profile relative to the Lehman Brothers 7-Year Municipal Bond Index** caused the fund's total annual return to trail the index's return of 7.30% for the period. Also contributing to the fund's performance was our decision to maintain the fund's above market yields by holding bonds purchased during prior periods of higher interest rates. In the current low interest rate environ ment, if we had sold these bonds in an attempt to capture slightly higher total returns, we would have had to replace the bonds with issues offering lower yields, which would have negatively impacted the monthly dividend. Selling these bonds would also have led to the recognition of capital gains and the payment of taxable distributions, which would have thereby reduced the fund's after-tax total return.

How were the fund's dividend and share price affected?
In January of 1998, bonds calls occurred within the portfolio, which contributed to a reduction in the income level of NIM's portfolio. This reduction, in turn, necessitated a dividend cut for the fund. As bonds were called from the portfolio, proceeds had to be reinvested in bonds paying relatively lower current interest rates compared to when the fund was originally brought to market. Despite the dividend adjustment, NIM continued to provide a com petitive current market yield of 5.02%, equivalent to a taxable yield of 7.28% for investors in the 31% federal income tax bracket, as of November 30, 1998.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for exchange-traded funds increased share prices. At the same time, strong bond market performance benefited NIM's net asset value (NAV), narrowing the spread between the fund's share price and its NAV by more than 5%, eliminating the discount of a year ago. As of November 30, 1998, NIM was trading at a premium of 0.19% above its NAV and reported a one-year total return on its closing share price of 12.65%.

What were the key strategies used to manage the fund over the past year?
Over the past year, our focus has been on replacing the bonds that were called out of the portfolio with issues that extended the fund's duration, thereby maximizing its participation in market gains. We looked for issuers, states, and sectors of the market that provided the best values. Heavy supply of new issues in the electric utilities and healthcare sectors led to attractive buying opportunities at inexpensive prices, and Nuveen research helped us determine which hospitals and utilities are likely to prosper in the new competitive environment. As of November 30, 1998, these two sectors comprised 37% of the portfolio. We also found value in the single-family housing sector. Although we have traditionally bought shorter-maturity sinking fund bonds in the housing sector, these bonds have become harder to find in recent months, resulting in tight credit spreads. Basically, a tight credit spread occurs when the difference in yield between AAA and BBB rated securities is minimal. Due to the narrow credit spread, we focused on longer, noncallable bonds with attractive yields.

Overall, the credit quality of the fund is high - 64% of NIM is invested in bonds rated AAA and AA, while also providing excellent balance with a 22% allocation of BBB rated and non-rated bonds. Given the fact that NIM invests only in intermediate maturities and cannot purchase other segments of the bond universe, the fund's risk-adjusted return and four-star Morningstar rating are even more impressive.



What is Nuveen's outlook for the future?
Looking ahead for NIM, we plan to reinvest the proceeds from called bonds into attractive yielding securities with maturities as long as 15 years. Given the fund's maturity, 11.58 years, as of November 30, 1998, an analysis of one-year horizon returns has helped us determine that the 12- to 15-year range of the municipal yield curve currently offers the best opportunities to enhance both income and total return. The one-year horizon return estimates the future total return of a bond based on its current capital return and yield. Simply holding a bond in the right part of the yield curve can help the bond appreciate in price, even if interest rates do not change. This is an area where Nuveen's exper tise
- as an experienced investment manager knowl edgeable about the unique aspects of the municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportuni ties in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

* Overall rating within the municipal bond category for the one-year period ended November 30, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjust ments, and a risk factor that reflects fund performance below 90-day T-bill returns. NIM received 3 stars for the three-year and 4 stars for the five-year period, respectively. The top 10% of the funds in an invest ment class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 195 funds for the three-year period, 191 funds for the five-year period, and 21 funds for the 10-year period.
**The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds with an average maturity of seven years; results for the index do not reflect any initial or ongoing expenses.

Nuveen Select Maturities Municipal Fund
Performance Overview
As of November 30, 1998

NIM



Portfolio Statistics
==================================================
Inception Date                                9/92
--------------------------------------------------
Share Price                               $12 1/16
--------------------------------------------------
Net Asset Value Per Share                   $12.04
--------------------------------------------------
Current Market Yield                         5.02%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.28%
--------------------------------------------------
Fund Net Assets ($000)                    $148,907
--------------------------------------------------
Effective Maturity (Years)                   11.58
--------------------------------------------------
Modified Duration (Years)                     5.93
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        12.65%         6.48%
--------------------------------------------------
3-Year                         6.92%         6.05%
--------------------------------------------------
5-Year                         5.94%         6.15%
--------------------------------------------------
Since Inception                5.85%         6.73%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.13%         8.83%
--------------------------------------------------
3-Year                         9.48%         8.48%
--------------------------------------------------
5-Year                         8.57%         8.67%
--------------------------------------------------
Since Inception                8.37%         9.18%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Utilities                                      20%
--------------------------------------------------
Health Care                                    17%
--------------------------------------------------
Housing (Multifamily)                          12%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Housing (Single Family)                         9%
--------------------------------------------------


Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
12/97                                  0.0515
1/98                                   0.0505
2/98                                   0.0505
3/98                                   0.0505
4/98                                   0.0505
5/98                                   0.0505
6/98                                   0.0505
7/98                                   0.0505
8/98                                   0.0505
9/98                                   0.0505
10/98                                  0.0505
11/98                                  0.0505

Line Chart:
Share Price Performance
12/5/97                                11.375
                                         11.5
                                       11.563
                                       11.625
                                       11.625
                                       11.813
                                       11.813
                                       11.875
                                       11.813
                                       11.688
                                       11.563
                                       11.625
                                       11.563
                                       11.563
                                       11.625
                                         11.5
                                       11.438
                                       11.563
                                         11.5
                                       11.375
                                        11.25
                                       11.375
                                       11.313
                                       11.313
                                       11.438
                                       11.563
                                         11.5
                                       11.438
                                         11.5
                                       11.563
                                       11.813
                                        11.75
                                       11.625
                                       11.813
                                        11.75
                                       11.625
                                         11.5
                                       11.625
                                       11.438
                                       11.313
                                       11.563
                                         11.5
                                        11.75
                                       11.688
                                       11.875
                                        11.81
                                        11.88
                                           12
                                        12.13
                                        12.13
11/30/98                              12.0625

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0376 per share.

                            Portfolio of Investments
                            Nuveen Select Maturities Municipal Fund (NIM)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 5.5%

$   2,470,000   Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                 Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)                            9/02 at 101          Aa    $  2,660,956

    5,000,000   The Industrial Development Authority of the City of Phoenix, Arizona,
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)                              4/08 at 101 1/2         AAA       5,576,050


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.8%

    1,730,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue
                  Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                  6.200%, 1/01/21 (Alternative Minimum Tax)                                  7/05 at 102         AAA       1,819,995

      835,000   Arkansas Student Loan Authority, Student Loan Revenue Bonds, Series 1992A-2
                 (Subordinate), 6.750%, 6/01/06 (Alternative Minimum Tax)                    6/01 at 102           A         885,626


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.7%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,460,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)      11/01 at 102         Aaa       1,691,775
    4,040,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                 11/01 at 102        BBB+       4,578,330

      948,244   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt
                 Refunding Bonds, Series 1992A, Class A-2, 8.750%, 6/01/11                  No Opt. Call         Aaa       1,059,520

    1,000,000   Summit County, Colorado, Sports Facilities Refunding Revenue Bonds
                 (Keystone Resorts Management, Inc. Project), Series 1990, 7.750%, 9/01/06  No Opt. Call          A-       1,205,170


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 4.8%

    1,000,000   District of Columbia (Washington D.C.), General Obligation Refunding
                 Bonds, Series A-1, 6.000%, 6/01/11                                         No Opt. Call         AAA       1,132,199

    5,400,000   District of Columbia (Washington, D.C.), General Obligation Refunding
                 Bonds, Series 1993A, 6.000%, 6/01/07                                       No Opt. Call         AAA       6,042,896


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.1%

    2,000,000   State of Florida, Faith and Credit, State Board of Education, Public
                 Education Capital Outlay Bonds, Series 1986-C, 7.100%, 6/01/07             No Opt. Call         AAA       2,053,180

    3,500,000   Hillsborough County Industrial Development Authority, Pollution Control
                 Revenue Refunding Bonds (Tampa Electric Company Project), Series 1992,
                  8.000%, 5/01/22                                                            5/02 at 103          AA       4,030,530


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 8.6%

      725,000   Urban Residential Finance Authority of the City of Atlanta, Revenue Bonds
                 (Landrum Arms Project), Series 1994, 6.750%, 7/01/04                       No Opt. Call         N/R         765,187

    5,755,000   Development Authority of Burke County, Georgia, Pollution Control
                 Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1992,
                 8.000%, 1/01/15 (Pre-refunded to 1/01/03)                                   1/03 at 103         AAA       6,805,978

    1,800,000   State of Georgia, General Obligation Bonds, 1994-D, 6.700%, 8/01/09         No Opt. Call         AAA       2,181,042

    2,540,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                 1992B Series, 7.500%, 1/01/07                                              No Opt. Call         AAA       3,100,756


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 8.2%

    1,300,000   General Obligation Lease Certificates, 1992 Series A (Board of Education
                 of the City of Chicago), 6.125%, 1/01/07                                   No Opt. Call         AAA       1,469,065

    1,000,000   Chicago School Reform Board of Trustees of the Board of Education of
                 the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds,
                 Series 1996, 6.250%, 12/01/11                                              No Opt. Call         AAA       1,171,390

    2,540,000   Chicago Metropolitan Housing Development Corporation (Chicago, Illinois),
                 Housing Development Revenue Refunding Bonds (FHA-Insured Mortgage Loan
                 Section 8 Assisted Project), Series 1993B, 5.700%, 1/01/13                  7/03 at 100         AAA       2,608,809

      465,000   City of Danville, Vermilion County, Illinois, Single Family Mortgage
                 Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10                     11/03 at 102          A1         498,596

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   3,450,000   Illinois Development Finance Authority, Child Care Facility Revenue Bonds,
                 Series 1992 (Illinois Facilities Fund Project), 7.400%, 9/01/04             9/02 at 102         N/R    $  3,682,254

    2,135,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue
                 Bonds (Skyline Towers Apartments), Series 1992B, 6.625%, 11/01/07          11/02 at 102           A       2,271,725

      505,000   City of Rock Island, Illinois, Residential Mortgage Revenue Refunding Bonds,
                 Series 1992, 7.700%, 9/01/08                                                9/02 at 102          Aa         541,188


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.8%

    2,000,000   Hospital Authority of Elkhart County, Indiana, Hospital Revenue Bonds,
                 Series 1992 (Elkhart General Hospital, Inc.), 7.000%, 7/01/08               7/02 at 102          A1       2,221,840

    1,000,000   The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,
                 6.600%, 2/01/07                                                            No Opt. Call          AA       1,156,590

    2,100,000   The Indianapolis Local Public Improvement Bond Bank, Transportation
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10                                 7/03 at 102          Aa       2,304,687


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 3.4%

    5,000,000   County of Boone, Kentucky, Mortgage Revenue Bonds, Series 1998A (Normandy
                 Green Apartments Project), 5.200%, 6/20/38 (Alternative Minimum Tax)       No Opt. Call         N/R       5,006,500


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.4%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax)                                                  No Opt. Call         BBB       2,125,520


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 7.2%

    5,500,000   Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan
                 Utility District Project), Series 1997B, 5.700%, 7/01/08                   No Opt. Call         N/R       5,596,250

                Nebraska Public Gas Agency, Gas Supply System Revenue Bonds,
                1995 Series A:
    1,250,000    5.300%, 4/01/03                                                            No Opt. Call        Baa1       1,305,938
    1,000,000    5.400%, 4/01/04                                                            No Opt. Call        Baa1       1,053,840

    2,400,000   Airport Authority of the City of Omaha (Nebraska), Airport Facilities
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14                       1/02 at 102          A1       2,734,176


------------------------------------------------------------------------------------------------------------------------------------
                New York - 8.1%

    3,000,000   New York City Housing Development Corporation, Multi-Family Housing
                 Revenue Bonds, 1993 Series A, 5.700%, 11/01/13                              5/03 at 102          AA       3,123,990

    3,700,000   New York City Industrial Development Agency, Amended and Restated Industrial
                 Development Revenue Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)                                 11/04 at 102         AAA       3,979,165

    2,000,000   New York State Medical Care Facilities Finance Agency, FHA-Insured
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15              2/06 at 102         AA+       2,178,060

    2,130,000   City of Niagara Falls, Niagara County, New York, Water Treatment Plant
                 (Serial) Bonds, Series 1994, 8.500%, 11/01/07 (Alternative Minimum Tax)    No Opt. Call         AAA       2,786,828


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 7.9%

    2,000,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital
                 Facilities Revenue Bonds, Series 1992 (Summa Health System Project),
                 6.250%, 11/15/07                                                           11/02 at 102        Baa1       2,165,400

    1,000,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,
                 1993 Series F (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. Guarantors) (Non-AMT), 6.050%, 10/01/09                     No Opt. Call         BBB       1,085,810

    4,500,000   County of Hamilton, Ohio, Hospital Facilities Revenue Refunding Bonds,
                 Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/06                    No Opt. Call           A       4,998,735

    2,280,000   Ohio Water Development Authority, Revenue Bonds, USA Waste Services,
                 Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)                      3/02 at 102         N/R       2,459,413

    1,000,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue, Series 1992,
                 Refunding Bonds, 6.000%, 12/01/14                                          12/02 at 102         AAA       1,090,950

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.5%

$   1,790,000   Pennsylvania Higher Educational Facilities Authority, College and
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15                      No Opt. Call         Aaa    $  2,147,033


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.1%

    3,000,000   Rhode Island Housing and Mortgage Finance Corporation, Homeownership
                 Opportunity Bonds, Series 7, 6.500%, 4/01/25 (Alternative Minimum Tax)      4/02 at 102         AA+       3,120,900


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 11.2%

    1,435,000   City of Austin, Texas, Water, Sewer and Electric Refunding Revenue
                 Bonds, Series 1982, 14.000%, 11/15/01                                      No Opt. Call          A2       1,630,002

      590,000   Austin - Travis County Mental Health and Mental Retardation Center,
                 Revenue Bonds (Mental Health and Mental Retardation Center Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15                        3/05 at 102         AAA         660,328

      880,000   City of Galveston Property Finance Authority, Inc., Single Family
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11                       9/01 at 103          A3         950,532

    1,040,000   Texas Community Mental Health and Mental Retardation Center, Revenue Bonds
                 (Mental Health and Mental Retardation Center Facilities Acquisition
                  Program), Series 1995A-E, 6.500%, 3/01/15                                  3/05 at 102         AAA       1,163,968

                Lubbock Health Facilities Development Corporation (Texas),
                Revenue Bonds (St. Joseph Health System), Series 1998:
    1,645,000    5.000%, 7/01/08 (WI)                                                       No Opt. Call          AA       1,715,571
    2,000,000    5.250%, 7/01/12 (WI)                                                        7/08 at 101          AA       2,078,280
    2,000,000    5.250%, 7/01/13 (WI)                                                        7/08 at 101          AA       2,069,280

    3,135,000   Ratama Development Corporation, Special Facilities Revenue Bonds
                 (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/11
                 (Pre-refunded to 12/15/11)                                                 12/11 at 100         AAA       4,427,028

    1,000,000   Travis County Health Facilities Development Corporation, Hospital
                 Revenue Bonds (Daughters of Charity National Health System - Daughters
                 of Charity Health Services of Austin), Series 1993B, 5.900%, 11/15/07      11/03 at 102          Aa       1,086,400

      805,000   Tri-County Mental Health and Mental Retardation Services, Revenue Bonds
                 (Mental Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995-E, 6.500%, 3/01/15                                    3/05 at 102         AAA         900,956


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.4%

    2,055,000   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds
                 (South Davis Community Hospital Project), Series 1998, 6.000%, 12/15/10    No Opt. Call         N/R       2,112,622


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.5%

    2,000,000   Hampton Redevelopment and Housing Authority, Multifamily Housing Revenue
                 Refunding Bonds, Series 1994 (Chase Hampton II Apartments),
                 7.000%, 7/01/24                                                             7/02 at 104        Baa2       2,170,460


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 11.3%

    1,255,000   Public Utility District No. 1 of Douglas County, Washington, Wells
                 Hydro-Electric Revenue Bonds, Series of 1990, 7.700%, 9/01/08
                 (Alternative Minimum Tax)                                                   9/00 at 102          A+       1,353,317

                Washington Health Care Facilities Authority, Revenue Bonds,
                Series 1996 (Yakima Valley Memorial Hospital Association):
    1,880,000    6.000%, 12/01/09                                                           No Opt. Call         AAA       2,135,736
    1,500,000    6.000%, 12/01/10                                                           No Opt. Call         AAA       1,715,160

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
    2,500,000    7.000%, 7/01/07                                                            No Opt. Call         Aa1       2,953,625
    3,000,000    7.000%, 7/01/08                                                            No Opt. Call         Aa1       3,567,030

    7,000,000   Washington Public Power Supply System, Nuclear Project No. 3
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06                     No Opt. Call         Aa1       5,050,290
------------------------------------------------------------------------------------------------------------------------------------
$ 135,968,244   Total Investments - (cost $138,158,076) - 99.5%                                                          148,214,427
=============

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 1.5%

 $  1,500,000   Illinois Health Facilities Authority, Revenue Refunding Bonds (University
                 of Chicago Hospitals), Variable Rate Demand Bonds, 3.300%, 8/01/26+                          VMIG-1   $   1,500,000

      800,000   University Athletic Association, Inc, (University of Florida Stadium Project),
                 Series 1990, Variable Rate Demand Bonds, 3.300%, 2/01/20+                                    VMIG-1         800,000
------------------------------------------------------------------------------------------------------------------------------------
$   2,300,000   Total Temporary Investments - 1.5%                                                                         2,300,000
=============
                Other Assets Less Liabilities - (1.0)%                                                                   (1,607,248)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 148,907,179
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified marked index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1998
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                                                          $148,214,427
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                                                             2,300,000
 Receivables:
   Interest                                                                                                                2,540,385
   Investments sold                                                                                                        2,430,142
 Other assets                                                                                                                  3,437
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                       155,488,391
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                                                                5,633
 Payable for investments purchased                                                                                         5,828,194
 Accrued expenses:
   Management fees (note 6)                                                                                                   60,814
   Other                                                                                                                      61,854
 Dividends payable                                                                                                           624,717
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                    6,581,212
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                                     $148,907,179
====================================================================================================================================
Shares outstanding                                                                                                        12,370,635
====================================================================================================================================
Netasset value per share outstanding (net assets divided by shares outstanding)                                         $      12.04
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1998
(Unaudited)
Investment Income (note 1)                                                                                                $4,245,823
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                                                    370,403
 Shareholders' servicing agent fees and expenses                                                                               9,481
 Custodian's fees and expenses                                                                                                21,620
 Trustees' fees and expenses (note 6)                                                                                            712
 Professional fees                                                                                                             8,138
 Shareholders' reports - printing and mailing expenses                                                                        32,652
 Stock exchange listing fees                                                                                                  12,173
 Investor relations expense                                                                                                    5,728
 Other expenses                                                                                                                3,643
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                               464,550
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                      3,781,273
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
 Net realized gain from investment transactions (notes 1 and 4)                                                              294,017
 Net change in unrealized appreciation or depreciation of investments                                                        738,092
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                  1,032,109
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                                $4,813,382
====================================================================================================================================
                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                                               Six Months Ended          Year Ended
                                                                                                       11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                                                             $  3,781,273        $  7,625,356
 Net realized gain from investment transactions (notes 1 and 4)                                         294,017             549,105
 Net change in unrealized appreciation or depreciation of investments                                   738,092           2,941,305
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                            4,813,382          11,115,766
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income                                                            (3,748,300)         (7,591,325)
 From accumulated net realized gains from investment transactions                                            --            (457,013)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                            (3,748,300)         (8,048,338)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                                                           1,065,082           3,067,428
Net assets at beginning of period                                                                   147,842,097         144,774,669
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                                        $148,907,179        $147,842,097
===================================================================================================================================

Balance of undistributed net investment income at end of period                                    $    113,185        $     80,212
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM).

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.


Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, the Fund had $5,828,194 of when-issued purchase commitments.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1998.


Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
There were no share transactions during the six months ended November 30, 1998, or during the fiscal year ended May 31, 1998.


3. Distributions to Shareholders
The Fund declared a dividend distribution of $.0505 per share from its tax-exempt net investment income which was paid on December 28, 1998, to shareholders of record on December 15, 1998. At the same time, the Fund also declared taxable distributions, which include capital gains and/or market discount, of $.0461 per share.


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1998, aggregated $18,919,062 and $17,198,614, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1998, aggregated $5,700,000 and $3,400,000, respectively.

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

5. Unrealized Appreciation (Depreciation)
At November 30, 1998, net unrealized appreciation of investments aggregated $10,056,351 of which $10,180,424 related to appreciated securities and $124,073 related to depreciated securities.


6. Management Fees and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.



7. Composition of Net Assets
At November 30, 1998, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    123,706
Paid-in surplus                                                      138,037,220
Balance of undistributed net investment income                           113,185
Accumulated net realized gain from investment transactions               576,717
Net unrealized appreciation of investments                            10,056,351
--------------------------------------------------------------------------------
Net assets                                                          $148,907,179
================================================================================

8. Investment Composition
At November 30, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

--------------------------------------------------------------------------------
Health Care                                                                  17%
Housing/Multifamily                                                          12
Housing/Single Family                                                         9
Tax Obligation/General                                                        9
Tax Obligation/Limited                                                        6
Transportation                                                                8
U.S. Guaranteed                                                              12
Utilities                                                                    20
Other                                                                         7
--------------------------------------------------------------------------------
                                                                            100%
================================================================================


In addition, 32% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

         Financial Highlights
         (Unaudited)
         Selected data for a share outstanding throughout each period is as follows:
                                                      Investment Operations                         Less Distributions
                                         ------------------------------------------          -------------------------------
                                                            Net
                                                            Realized/
                          Beginning      Net                Unrealized                       Net
                          Net Asset      Investment         Investment                       Investment    Capital
                          Value          Income             Gain (Loss)       Total          Income        Gain        Total
Year Ended 5/31:
         1999(a)          $11.95         $.31               $.08              $ .39          $(.30)        $ --        $(.30)
         1998              11.70          .61                .29                .90           (.61)         (.04)       (.65)
         1997              11.59          .62                .18                .80           (.65)         (.04)       (.69)
         1996              11.73          .64               (.09)               .55           (.65)         (.04)       (.69)
         1995              11.37          .64                .39               1.03           (.65)         (.02)       (.67)
         1994              11.71          .62               (.27)               .35           (.65)         (.04)       (.69)

                                                                   Total Returns
                                                            ---------------------------
                          Ending                                              Based on
                          Net Asset      Ending             Based on          Net Asset
                          Value          Market Value       Market Value+     Value+
Year Ended 5/31:
         1999(a)          $12.04         $12.0625            8.20%            3.32%
         1998              11.95          11.4375           12.60             7.85
         1997              11.70          10.7500            2.68             6.98
         1996              11.59          11.1250            6.14             4.76
         1995              11.73          11.1250            7.67             9.51
         1994              11.37          11.0000           (1.90)            2.86

                                         Ratios/Supplemental Data
                          -------------------------------------------------------------
                                                            Ratio of Net
                                         Ratio of           Investment
                          Ending         Expenses to        Income to         Portfolio
                          Net Assets     Average            Average           Turnover
                          (000)          Net Assets         Net Assets        Rate
Year Ended 5/31:
         1999(a)          $148,907       .62%*              5.08%*            12%
         1998             147,842        .65                5.17              13
         1997             144,775        .64                5.35              17
         1996             143,364        .63                5.45              25
         1995             144,987        .65                5.64              38
         1994             140,602        .72                5.26              11


+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.
*   Annualized.
(a) For the six months ended November 30, 1998.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

The fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended November 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

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